SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 1, 2004


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                          04-2601571
(Commission File Number)                              (I.R.S. Employer
                                                     Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts                01960
 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777


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Item 12.  Results of Operations and Financial Condition

     The registrant is providing the following information pursuant to Item 12. The information being provided consists of the attached news release relating to the registrants results of operations and financial condition for the quarter and fiscal year ended June 30, 2004.



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
                                    SIGNATURE


Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    PHC, INC.


Date: September 1, 2004                             By:  /s/ Bruce A. Shear
                                                        ___________________
                                                             Bruce A. Shear
                                                             President


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